UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
Current Report Pursuant to Section 13 or 15(d) of
the Securities Act of 1934
Date of Report: December 1, 2010
(Date of earliest event reported)
Hawk Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-13797	34-1608156
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation		Identification Number)
200 Public Square, Suite 1500, Cleveland, Ohio 44114
(Address of principal executive offices including zip code)
(216) 861-3553
(Registrant’s telephone number, including area code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets
Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing
Item 5.01 Changes in Control of Registrant
Item 5.02 Departure of Directors or Certain Officers; Election of Directors
Item 8.01 Other Events
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
EX-10.1
EX-10.2
EX-10.3
EX-10.4
EX-99.1
EX-99.2

Item 2.01 Completion of Acquisition or Disposition of Assets
     On December 1, 2010, pursuant to the previously announced Agreement and Plan of Merger, dated October 14, 2010 (the “Merger Agreement”), by and among Carlisle Companies Incorporated, a Delaware corporation (“Carlisle”), HC Corporation, a Delaware corporation and wholly-owned subsidiary of Carlisle (the “Purchaser”), and Hawk Corporation, a Delaware corporation (“Hawk” or the “Company”), Carlisle completed its acquisition of all of the issued and outstanding shares of Hawk’s Class A common stock, par value $0.01 per share, (the “Hawk Common Stock”), including the associated Rights (as defined in the Merger Agreement) (each a “Share” and, collectively, the “Shares”), at a per Share price of $50.00 in cash, without interest thereon and less any required withholding taxes (the “Offer Price”), upon the terms and subject to the conditions set forth in the Offer to Purchase, dated November 1, 2010 and the related Letter of Transmittal (which, together with any amendments or supplements thereto, collectively constitute the “Offer”), and described in the Schedule TO filed by the Purchaser and Carlisle with the Securities and Exchange Commission (the “SEC”) on November 1, 2010, as amended. Carlisle’s acquisition of the Shares was structured as a two-step transaction, with the Offer followed by the merger of Merger Sub with and into Hawk in a “short-form” merger under Section 253 of the Delaware General Corporation Law (the “Merger”), with Hawk continuing as the surviving corporation and a wholly-owned subsidiary of Carlisle (the “Surviving Corporation”).
     The offering period of the Offer expired at midnight, New York City time, at the end of the day on Tuesday, November 30, 2010. Based on information provided by the depositary, as of the expiration date, an aggregate of 7,321,448 Shares were validly tendered and not withdrawn pursuant to the Offer, representing approximately 94% of all of the outstanding Shares. The Purchaser accepted for payment and promptly paid (or will promptly pay, as applicable) the Offer Price to all stockholders of Hawk who validly tendered and did not withdraw Shares pursuant to the Offer.
     Pursuant to the Merger Agreement, the Merger became effective on December 1, 2010 (the “Effective Time”). As a result of the Merger, each issued and outstanding Share not tendered in the Offer (other than the Hawk Common Stock held by Carlisle or its subsidiaries, which have been cancelled, and other than Shares for which appraisal rights are properly demanded and perfected in accordance with Delaware law) was converted into the right to receive the Offer Price.
     The foregoing description of the Merger Agreement is qualified in its entirety by reference to the Merger Agreement, a copy of which was filed as Exhibit 2.1 to the Form 8-K filed by Hawk on October 19, 2010.
Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing
     As a result of the Merger, Hawk no longer fulfills the numerical listing requirements of the NYSE Amex. Accordingly, Hawk requested on December 1, 2010 that NYSE Amex file with the SEC a Notification of Removal from Listing and/or Registration under Section 12(b) of the Securities Exchange Act of 1934, as amended, on Form 25 to effect the delisting of the Hawk Common Stock from NYSE Amex and the deregistration of the shares of the Hawk Common Stock under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). On

December 3, 2010, NYSE Amex filed the Form 25 with the SEC to effect the delisting of the Hawk Common Stock from NYSE Amex and the deregistration of the shares of the Hawk Common Stock under Section 12(b) of the Exchange Act.
Item 5.01 Changes in Control of Registrant
The disclosure contained in Item 2.01 hereof is incorporated by reference.
Item 5.02 Departure of Directors or Certain Officers; Election of Directors
At the Effective Time, certain officers of Hawk (namely, Ronald E. Weinberg, B. Christopher DiSantis and Joseph J. Levanduski) resigned from every position that each of them held at Hawk and its subsidiaries.
At the Effective Time, the members of the board of directors of Hawk (namely, Andrew T. Berlin, Paul R. Bishop, Norman C. Harbert, Byron S. Krantz, Richard T. Marabito, Dan T. Moore III and Ronald E. Weinberg) resigned from the board of Hawk and its subsidiaries. Mr. Krantz also resigned as Hawk’s secretary. In addition, pursuant to the Merger, at the Effective Time, the directors of the Purchaser immediately prior to the Effective Time (namely David Roberts, Steven Ford and Christopher Koch) became the directors of the Surviving Corporation, until their respective successors are duly elected or appointed and qualified, or until the earlier of their death, resignation or removal.
As previously-disclosed in Hawk’s Form 8-K, dated October 14, 2010, as filed with the SEC on October 19, 2010, each of Mr. Weinberg’s and Mr. Harbert’s employment was terminated on December 2, 2010, one business day following the Effective Time. In addition, effective December 2, 2010, the employment of each of Messrs. DiSantis and Levanduski was terminated.
On December 1, 2010, Hawk entered into amendments to certain change in control agreements with Messrs. DiSantis, Levanduski and Gilbride whereby each agreed to subject certain previously-disclosed payments to be made to each of them by Hawk to an extension (by one year for Mr. DiSantis and by six months for Messrs. Levanduski and Gilbride) of the non-compete covenant contained in their change in control agreements. In addition, on December 1, 2010, Hawk entered into an amendment to Mr. Weinberg’s Second Amended and Restated Employment, dated March 31, 2009, and Mr. Weinberg’s Amendment to Agreements, dated October 14, 2010, whereby he agreed to subject a certain previously-disclosed payment to be made to him by Hawk to a six month extension of the non-compete covenant contained in such employment agreement. The foregoing descriptions are qualified in their entirety to the amendments to the change in control agreements of each of Messrs. DiSantis, Levanduski and Gilbride and the First Amendment to Second Amended and Restated Employment Agreement of Mr. Weinberg and the Amendment to Amendments of Mr. Weinberg, copies of which are attached hereto as Exhibit 10.1, 10.2, 10.3 and 10.4, respectively, and incorporated herein by reference.
Item 8.01 Other Events
On December 1, 2010, Hawk and Carlisle issued a press release announcing Carlisle’s completion of the Offer. The press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

On December 2, 2010, Carlisle issued a press release announcing the completion of the Merger. The press release is attached hereto as Exhibit 99.2 and incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(d)	Exhibits.
2.1	Agreement and Plan of Merger, dated as of October 14, 2010, by and among Carlisle Companies Incorporated, a Delaware corporation, HC Corporation, a Delaware corporation and wholly-owned subsidiary of Carlisle, and Hawk Corporation (incorporated herein by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by Hawk Corporation with the SEC on October 19, 2010)

10.1	Amendment No. 1 to Amended and Restated Change in Control Agreement, dated as of December 1, 2010, by and between B. Christopher DiSantis and Hawk Corporation

10.2	Second Amendment to Change in Control Agreement, dated as of December 1, 2010, by and between Joseph J. Levanduski and Hawk Corporation

10.3	Second Amendment to Change in Control Agreement, dated as of December 1, 2010, by and between Thomas A. Gilbride and Hawk Corporation

10.4	First Amendment to Second Amended and Restated Employment Agreement and Amendment to Agreements, dated as of December 1, 2010, by and between Ronald E. Weinberg and Hawk Corporation

99.1	Joint Press Release issued by Carlisle Companies Incorporated and Hawk Corporation, dated December 1, 2010

99.2	Press Release issued by Carlisle Companies Incorporated, dated December 2, 2010

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 6, 2010	HAWK CORPORATION
	By:	/s/ Thomas A. Gilbride
Its: Vice President — Finance

EXHIBIT INDEX

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated as of October 14, 2010, by and among Carlisle Companies Incorporated, a Delaware corporation, HC Corporation, a Delaware corporation and wholly-owned subsidiary of Carlisle, and Hawk Corporation (incorporated herein by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by Hawk Corporation with the SEC on October 19, 2010)

10.1	Amendment No. 1 to Amended and Restated Change in Control Agreement, dated as of December 1, 2010, by and between B. Christopher DiSantis and Hawk Corporation

10.2	Second Amendment to Change in Control Agreement, dated as of December 1, 2010, by and between Joseph J. Levanduski and Hawk Corporation

10.3	Second Amendment to Change in Control Agreement, dated as of December 1, 2010, by and between Thomas A. Gilbride and Hawk Corporation

10.4	First Amendment to Second Amended and Restated Employment Agreement and Amendment to Agreements, dated as of December 1, 2010, by and between Ronald E. Weinberg and Hawk Corporation

99.1	Joint Press Release issued by Carlisle Companies Incorporated and Hawk Corporation dated December 1, 2010

99.2	Press Release issued by Carlisle Companies Incorporated, dated December 2, 2010